SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 19, 2003


                        Integrated Security Systems, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                 1-11900                  75-2422983
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      (State or other     (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                  Identification No.)
      incorporation)


       8200 Springwood Drive, Suite 230, Irving, Texas          75063
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          (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code   (972) 444-8280


         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of C. A. Rundell, Jr., our Chief Executive Officer and Principal Executive and Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002; and attached as Exhibit 99.2 is the certification of Richard B. Powell, our Vice President, Chief Accounting Officer, Secretary and Principal Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied the filing of our Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2002 on May 19, 2003, as correspondence to the Securities and Exchange Commission.


                                    * * * * *

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Integrated Security Systems, Inc.
                                        ---------------------------------
                                                  (Registrant)



 May 19, 2003                           /S/ C. A. RUNDELL, JR.
 ------------                           -------------------------------------
 (Date)                                 C. A. Rundell, Jr.
                                        Chief Executive Officer and Principal
                                        Executive and Financial Officer

                                  Exhibit Index

 Exhibit
 Number         Description
 ----------     ----------------------------------------------------------------
 99.1           Certification of C. A. Rundell, Jr., Chief Executive Officer and
                Principal  Executive and Financial Officer,  dated May 19, 2003, relating to Integrated Security Systems, Inc.'s Quarterly Report
                on Form 10-QSB/A for the quarter ended March 31, 2002.
 ----------     ----------------------------------------------------------------
 99.2           Certification  of  Richard  B.  Powell,  Vice  President,  Chief
                Accounting Officer, Secretary and Principal Accounting Officer, dated May 19, 2003, relating to Integrated Security Systems,
                Inc.'s  Quarterly  Report on Form 10-QSB/A for the quarter ended
                March 31, 2002.